Other assets	12 Months Ended
Dec. 31, 2016
Other Assets [Abstract]
Other assets
(10) Other assets

Other assets represent loss on sale-leaseback arrangement with International Far Eastern Leasing Co., Ltd. The loss is treated as compensation for the future rentals paid by Shandong Fuwei at a below-market price. The artificial loss should be deferred and amortized in proportion to the amortization of the related leased assets. As of February 2016, the Company has fulfilled all the obligations under the sale-leaseback arrangement and related additional supplemental agreements between the Company and International Far Eastern Leasing Co., Ltd. As a result, International Far Eastern Leasing Co., Ltd. has transferred the ownership of objects under the sale-leaseback arrangement to the Company. The balance of deferred loss should be reversed based on the facts. As of December 31, 2016 and 2015, the total amount of the other assets was zero and RMB11,607, respectively.